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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2007


                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                  1-16239                  06-1481060
     (State or other       (Commission file number)      (I.R.S. employer
     jurisdiction of                                   identification no.)
     incorporation or
      organization)


     7 COMMERCE DRIVE
   DANBURY, CONNECTICUT                                       06810
  (Address of principal                                     (Zip code)
    executive offices)


       Registrant's telephone number, including area code: (203) 794-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

Explanatory Note. This amendment is being filed to correct the Exhibit Item number for the Amended and Restated Bylaws, which was properly set forth in the Form 8-K filed August 1, 2007, as Exhibit 3.1, but was tagged on EDGAR and labeled in the text of the exhibit as Exhibit 99.1.

      (d)  Exhibits.

      Exhibit Number          Description
      --------------          -----------

          3.1     Amended and Restated Bylaws of ATMI, Inc. (as adopted July 27,
                  2007).


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      ATMI, INC.


Date: November 30, 2007               By:  /s/  Douglas A. Neugold
                                         -------------------------------
                                         Douglas A. Neugold
                                         Title: Chief Executive Officer and
                                                President










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